                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report: May 26, 1998

                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


             Delaware                   1-12898               38-2011419
             --------                   -------               ----------
          (State or other             (Commission          (I.R.S. Employer
          jurisdiction                File Number)        Identification No.)
          of incorporation)          Formerly 96868


         27555 Farmington Road
         Farmington Hills, Michigan                           48334-3357
         --------------------------                           ----------
         (Address of principal                                (zip code)
            executive offices)


Registrant's telephone number, including area code (248) 488-7000


Total Pages:  6

Item 5.   Other Events

          Not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits
          ---------------------------------------------------------

          See the Report to the Trustee and the Report to the Certificate

holders for the month of May 1998 attached hereto as Exhibit A and

Exhibit B, respectively.

                                    Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Source One Mortgage Services Corporation
(Registrant)


Date:  May 26, 1998                  By:     John Cleary
                                        -----------------------------------
                                                John Cleary
                                                Senior Vice President

                             SERVICER'S CERTIFICATE
                                    May 1998
                                 (month) (year)

                  Mortgage Pass-Through Certificates, Series A,
                            11 1/2% Pass-Through Rate

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1985 (the "Agreement") between Source One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee ( the "Trustee"), governing the Certificates referred to above, the company hereby certifies to the Trustee:

     (a) As the close of business on the Business Day next preceding the Determination Date for this month:

         (1)     The Maximum Payment Amount is:                 $ 1,488,176.31
                                                                --------------

         (2)     Aggregate Payments to date are:                $     -0-
                                                                --------------

         (3)     Net recoveries to date are:                    $     -0-
                                                                --------------

         (4)     The Amount Available for this month is:        $ 1,488,176.31
                                                                --------------

         (5)     The Delinquency Amount for this month is:      $     -0-
                                                                --------------

         (6)     The Repurchase Amount for this month is:       $     -0-
                                                                --------------

         (7)     The amount to be distributed to Certificate
                 holders in this month from funds available
                 in the Certificate Account pending distribution
                 or withdrawal in future months is:             $    30,718.32
                                                                --------------

         (8)     The Amount of Payment for this month is:       $     -0-
                                                                --------------
         (9)     Estimated Net Recoveries for month are:        $     -0-
                                                                --------------

        (10)     The Amount of Additional Payments for this
                 month is:                                      $     -0-
                                                                --------------
        (11)     The amount of (8) above allocable to (5)
                 above is:                                      $     -0-
                                                                --------------
        (12)     The amount of (8) above allocable to (6)
                 above is:                                      $     -0-
                                                                --------------

        (13)     The amount to be distributed on the
                 Distribution Date for this month per Single
                 Certificate is:

                                    Principal:                  $       4,8465
                                                                --------------

                                    Interest:                   $       4.4396
                                                                --------------

                                    Total:                      $       9,2861
                                                                --------------


        (b) The Loans to be repurchased by and transferred to the Company during this month in accordance with the Agreement, the repurchase prices for which Loans constitute the amount specified in Paragraph (a) (11) above, are identified in Exhibit B to the Agreement as Loan numbers -0-.

        Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.


                                       Source One Mortgage Services Corporation, as Servicing Agent


                                       By:  John Cleary
                                          --------------------------------------
                                               John Cleary
                                               Senior Vice President

                          Report to Certificate Holders

                               May           1998
                             ---------------------
                             (month)        (year)

                    Source One Mortgage Services Corporation
                  Mortgage Pass-Through Certificates, Series A
                            11 1/2% Pass-Through Rate

      The Certificates referred to above (the "Certificates") evidence fractional undivided interests in a trust (the "Trust") whose property consists of a pool (the "Pool") of conventional one-family mortgage loans and cooperative apartment loans (collectively, the "Loans"). The Pooling and Servicing Agreement, dated as of May 1, 1985 (the "Agreement", between Source One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee (the "Trustee"), requires that the Company forward to each Certificate holder a monthly report setting forth certain information with respect to the Pool and the Certificates. For the purpose of this report, the following terms shall have the following definitions:

      "Single Certificate" means a Certificate representing an undivided 1/3308 th interest in the Pool.

      "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the city and state where the office of the Trustee is located and authorized or obligated by law or executive order to be closed.

      "Distribution Date" means the 25th day of any month beginning May 1985; if such 25th day is not a Business Day, the Business Day immediately following.

      "Determination Date" means the third Business Day next preceding the Distribution Date for this month:

      As of the close of business on the Business Day next preceding the Determination Date for this month:

      (1)   The amount of this month's distribution on a per
            Single Certificate basis allocable to scheduled
            repayments (not including prepayments) of principal
            of the Loans in the Pool is:                          $      4.0110
                                                                  -------------

      (2)   The amount of this month's distribution on a per-
            Single Certificate basis allocable to prepayments
            (not including scheduled repayments) of principal of
            the Loans in the Pools is:                            $       .8355
                                                                  -------------

      (3)   The amount of this month's distribution on a per-Single
            Certificate basis allocable to payments of
            interest on the Loans in the Pool is:                 $      4.4396
                                                                  -------------

      (4)   The amount of servicing compensation received by the
            Company during the current month is:                  $     2499.55
                                                                  -------------

      (5)   The aggregate outstanding principal amount of the Loans
            in the Pool net on the current distribution is:       $1,516,434.63
                                                                  -------------

      (6)   The number and aggregate principal balances of the
            Loans in the Pool delinquent one month are:        2  loans with a
                                                               principal balance
                                                               of $   60.168.54
                                                                  -------------

      (7)   The number and aggregate principal balances of the Loans
            in the Pool delinquent two or more months are:     0 loan with a
                                                               principal
                                                               balance of $ .00
                                                                          -----

      (8)   The book value of any collateral acquired by the
            Pool through foreclosure or otherwise is:                 -0-
                                                                  -------------

      (9)   The current ratio of the amount available in the
            Trust for payments to Certificate holders (after
            adjustment to reflect amounts to be distributed this
            month) to the aggregate principal balance of the
            loans in the Pool net of this distribution is:             98% to 1
                                                                  -------------

     (10) The Company should give any other customary information as the Company deems necessary of desirable to enable Certificate Holders to prepare their tax returns.

            SOURCE ONE MORTGAGE SERVICES CORPORATION as Servicing Agent

                             By:  /s/ John Cleary
                                -----------------------
                                      John Cleary
                                 Senior Vice President

                               CMBS TRUSTEE REPORT
                                  MAY 26, 1998


Certificate Account Balance - Prior                              32,753.47

Deposits

     Principal                                                   57,399.39
     Interest                                                    21,368.47
     Advances                                                          .00
     Liquidation Proceeds                                              .00
     Insurance Proceeds                                                .00
     PMI Proceeds                                                      .00
     Repurchase Proceeds                                               .00

Withdrawals                                                            .00

Reimbursements

     Restoration of Uninsured Property                                 .00
     Liquidation Expenses                                              .00
     Expenses for Welfare of Certificate Holders                       .00
     Advances                                                          .00

Payment to Certificate Holders 5-26-98                           30,718.32
Servicing Compensation                                            2,499.55
Excess of Liquidation Proceeds Passed Thru                             .00

Certificate Account Balance - Current                            57,704.55

Loans Two of More Months Delinquent =2                           60,168.54


                                       Source One Mortgage Services Corporation


                                       By:  John Cleary
                                          -------------------------------------
                                                John Cleary
                                            Senior Vice President